UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2004

BELO CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

None.
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
INDEX TO EXHIBITS
Earnings Press Release
Monthly Statistical Report Press Release

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Earnings Press Release dated April 21, 2004

99.2	Monthly Statistical Report Press Release dated April 21, 2004

Item 12. Results of Operations and Financial Condition.

On April 21, 2004, Belo Corp. announced its consolidated financial results for the first quarter ended March 31, 2004. On April 21, 2004, the company also issued a press release announcing the company’s monthly statistical report for the month and three months ended March 31, 2004. Copies of these press releases are furnished with this report as exhibits to Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2004

BELO CORP.
By:	/s/ Carey Hendrickson
Carey P. Hendrickson
Vice President/Investor Relations

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Earnings Press Release dated April 21, 2004

99.2	Monthly Statistical Report Press Release dated April 21, 2004